UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 9, 2013

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.		20037-1701
(Address of Principal Executive Offices)		(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 9, 2013, Danaher Corporation issued a press release regarding the Company’s diluted net earnings per share and core revenue growth performance for the second quarter of 2013. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. In addition, on July 9, 2013, Danaher held a public analyst and investor conference call and on that call provided certain additional details regarding the Company’s financial results for the second quarter of 2013. The portion of the conference call transcript relating to the Company’s second quarter 2013 financial results is furnished herewith as Exhibit 99.2 and incorporated by reference herein. This Current Report on Form 8-K and the press release and transcript excerpt attached hereto are being furnished by Danaher pursuant to Item 2.02 of Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit No.	Description

99.1	Press release — “Danaher Comments on Financial Performance”

99.2	Excerpt from transcript of July 9, 2013 public analyst and investor conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas
Name: Daniel L. Comas
Title: Executive Vice President and Chief Financial Officer

Dated: July 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release — “Danaher Comments on Financial Performance”

99.2	Excerpt from transcript of July 9, 2013 public analyst and investor conference call